UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 12, 2020

SHARING ECONOMY INTERNATIONAL INC.

(Exact name of registrant as specified in Charter)

Nevada	001-34591	90-0648920
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

M03, 3/F, Eton Tower

8 Hysan Avenue, Causeway Bay, Hong Kong

(Address of Principal Executive Offices)

(852) 35832186

(Registrant’s Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.01 Entry into a Material Definitive Agreement

On March 11, 2020, Sharing Economy International Inc (the “Company”) And shareholder of Jebe Production Entered into a Share Exchange Agreement, whereby the Company shall issue 2,658,000 shares of series A convertible preferred stock in exchange of 68% ownership of Jebe Production, an advertising production company. The foregoing description of the Share Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which is incorporated herein by reference and attached hereto as exhibit 10.1.

On March 11, 2020, EC Advertising Limited and Li Kwok Wai Jacqueline entered into a Consulting Agreement, whereby the Company shall issue 531,600 shares of series A convertible preferred stocks to the consultant in exchange for consulting services offered to the Company and its subsidiaries. The foregoing description of the Share Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which is incorporated herein by reference and attached hereto as exhibit 10.2.

On March 12, 2020, EC Rental Limited (“EC Rental”) and Hong Kong Solar Engineering Limited (“HK Solar) entered into a Joint Venture Agreement, whereby the parties desire to establish a joint venture in order to collaborate in marketing the rental service of solar equipments. EC Rental will hold 70% and HK Solar will hold 30% of the joint venture company. The foregoing description of the Share Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which is incorporated herein by reference and attached hereto as exhibit 10.3.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Share Exchange Agreement dated March 11, 2020 by and between Sharing Economy International Inc And Shareholder of Jebe Production.

10.2	Consultancy Agreement dated March 11, 2020 by and between EC Advertising And Li Kwok Wai Jacqueline.

10.3	Joint Venture Agreement dated March 12, 2020 by and between EC Rental And Hong Kong Solar Engineering Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2020	Sharing Economy International Inc.

	By:	/s/ Jianhua Wu
Jianhua Wu
Chief Executive Officer

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